Exhibit 99.1

 JPM Presentation  2024

 Forward-Looking Statement and Disclaimer  The presentation may contain forward-looking statements. Statements made or presented may include statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “may,” “goal,” “potential,” “should,” “could,” “aim,” “estimate,” “predict,” “continue” and similar expressions or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements, including statements relating to the clinical, therapeutic and market potential of our programs and product candidates, including the timing and success of our clinical development programs, including acoramidis for the treatment of transthyretin amyloidosis, low-dose infigratinib for the treatment of achondroplasia, encaleret for the treatment of ADH1, BBP-418 for the treatment of LGMD2I, and other clinical programs; the progress of our ongoing and planned clinical trials; the availability of data from our clinical trials of our product candidates; the potential benefits of our product candidates; the planned interactions with the FDA or other regulatory agencies, the timing and expectations of any potential regulatory submission and filing; the timing and success of any potential commercial launch of our product candidates, reflect our current views about our plans, intentions, expectations and strategies, which are based on the information currently available to us and on assumptions we have made. Such statements reflect the current views of the Company with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about the Company, including, without limitation, risks inherent in developing therapeutic products, and those risks and uncertainties described under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and in subsequent filings made by the Company with the SEC, which are available on the SEC’s website at www.sec.gov. In light of these risks and uncertainties, many of which are beyond the Company’s control, the events or circumstances referred to in the forward-looking statements, express or implied, may not occur. The actual results may vary from the anticipated results and the variations may be material. You are cautioned not to place undue reliance on these forward-looking statements, which speak to the Company’s current beliefs and expectations only as of the date of the presentation. Except as required by law, the Company disclaims any intention or responsibility for updating or revising any forward-looking statements made or presented at the presentation in the event of new information, future developments or otherwise. No representation is made as to the safety or effectiveness of the product candidates for the therapeutic use for which such product candidates are being studied. Certain information communicated at the presentation may relate to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of the presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, certain information to be communicated at the presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, such research has not been verified by any independent source.   Such information is provided as of the date of the presentation and is subject to change without notice. The Company has not verified, and will not verify, any part of this presentation, and the Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information to be communicated at the presentation or as to the existence, substance or materiality of any information omitted from the presentation at the presentation. The Company disclaims any and all liability for any loss or damage (whether foreseeable or not) suffered or incurred by any person or entity as a result of anything contained or omitted from this document or the related presentation and such liability is expressly disclaimed.

We are at the starting line

Focus for today

2024

BridgeBio Business Segments

Commercial development and execution — ATTR-CM

Late-stage development — Achondroplasia, LGMD2i, ADH1, CAH – all $1bn+ markets

Research & early development — 10+ ongoing programs

- **We are building a next generation integrated biotech that serves the 450+ million* genetic disease patients worldwide.**
- **To make BridgeBio durable, we will:**
  - **Generate billions of peak year sales from acoramidis**
  - **Commercialize multiple best or first- in- class compounds**
  - **Run a highly efficient and productive early-stage research engine**

*https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7229282/#bib32

2

 Where we play: genetic medicine, where it is still Day 1  8,000+ genetic diseases, most without a therapy  Higher probability of technical success versus other areas  100s of actionable opportunities to create first- or best-in-class drugs  More information – UKB 500K whole genomes. The complete human reference genome  More insight on how to go from genetic signal to function  Alpha Missense  More established tools to target diseases at their source  Massive opportunity to help  Profound advances in science and medicine

 How we play: our R&D engine is purpose-built for genetic medicine  INDs under $10m  Time from start to IND < 3yrs  Fast-to-fail decision criteria  Incented teams on only their project  Central resources to variabilize fixed cost  Experience across 20+ trials,25+ countries, 500+ sites including key children’s hospitals  Deep regulatory & trial design expertise  Efficient development  Efficient discovery  Decentralized for focus

We are at the starting line

Focus for today

2024

BridgeBio Business Segments

Commercial development and execution — ATTR-CM

Late-stage development — Achondroplasia, LGMD2i, ADH1, CAH – all $1bn+ markets

Research & early development — 10+ ongoing programs

- **We are building a next generation integrated biotech that serves the 450+ million* genetic disease patients worldwide.**
- **To make BridgeBio durable, we will:**
  - **Generate billions of peak year sales from acoramidis**
  - **Commercialize multiple best or first- in- class compounds**
  - **Run a highly efficient and productive early-stage research engine**

*https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7229282/#bib32

5

 Learnings across ATTR-CM since JP Morgan 2023  Acoramidis provides unprecedented absolute survival and hospitalization rates  As a highly potent next generation stabilizer, acoramidis demonstrated absolute survival and hospitalization rates approaching age-matched general population1,2,3  Acoramidis demonstrated separation at 3-months on ACM+CVH, the earliest known separation to date4  Stabilization levels achieved with acoramidis statistically correlate with downstream mortality at unprecedented levels5  Dramatic clinical improvements, independent of novel therapies  Clinical context has dramatically improved for ATTR-CM patients  Placebo arm of ATTRibute-CM outperformed active tafamidis arm of ATTR-ACT6   ATTR-CM market is durable and growing  Continued increase in diagnosis rates for ATTR-CM   The market is growing at approximately 15% Q on Q7   EU Opposition Division heard arguments regarding the validity of tafamidis claims in the polymorph patent and agreed with Pfizer, upholding the novelty and inventiveness claims, setting the expectation that Vyndaqel will maintain market exclusivity through Aug. 2035 in EU8  Increased awareness around identifying progressors on existing treatment  Significant remaining unmet need in ATTR-CM despite current on-market therapies  Ability to identify "non-responders“, those progressing on existing treatment, via NT-proBNP is ever improving  1ssa.gov. 2US Department of Health & Human Services 2018. 3Natural history reflects US Medicare non-neonatal, non-maternal inpatient stays. ATTRibute-CM data reflect cardiovascular-related hospitalizations. 4ATTRibute-CM data, Kaplan-Meier of Composite ACM/CVH. 5Preliminary analyses (modeled data) from ATTRibute-CM. Comprehensive analysis to come in 2024. 6Masri et al., HFSA 2023 “A Multicenter Study Of Real-world Outcomes Of Tafamidis In Transthyretin Amyloid Cardiomyopathy”. Note: Direct cross-study comparisons may suggest misleading similarities or differences. 7Corporate SEC Filings. 8European Patent Office, Opposition Division, File #EP3191461

 Near-complete TTR stabilization leads to improved clinical outcomes  Early separation in composite outcomes  Unprecedented absolute  survival and hospitalization rates  A  Evidence of improvement for large proportion of patients  B  C  Patients on acoramidis are surviving more and going to the hospital less

 Near-complete TTR stabilization leads to improved clinical outcomes  Early separation in composite outcomes  Unprecedented absolute   survival and hospitalization rates  A  Evidence of improvement for large proportion of patients  B  C  Patients on acoramidis are surviving more and going to the hospital less

 Near-complete TTR stabilization leads to improved clinical outcomes  Early separation in composite outcomes  Unprecedented absolute   survival and hospitalization rates  A  Evidence of improvement for large proportion of patients  B  C  Patients on acoramidis are surviving more and going to the hospital less  Amyloid Regression1  TTR as Predictor of Survival1  1 Preliminary analyses from ATTRibute-CM. Comprehensive analysis to come in 2024.

 Data from ATTRibute-CM demonstrate early increase in serum TTR is an independent predictor of improved survival in ATTR-CM  Statistical modeling demonstrates that acoramidis-mediated increase in serum TTR at Day 28 is an independent predictor of survival.  A  Source: Preliminary analyses (modeled data) from ATTRibute-CM. Comprehensive analysis to come in 2024.

 Higher serum TTR levels may be available to patients who switch from a partial stabilizer to a potent, near-complete stabilizer  Month  0  1  3  6  9  12  15  18  21  24  27  30  OLE:  M1  M6  M12  Acoramidis  Acoramidis+Tafamidis  Placebo+Tafamidis  Placebo  Phase 3  OLE (Acoramidis only)  Serum TTR Mean Change from Baseline (mg/dL)  (±SEM)   Source: Data from ATTRibute-CM and OLE; The sample collection date is at least 14 days after tafamidis start date AND no more than 14 days after the tafamidis end date. OLE results are not shown for Acoramidis+Tafamidis or Placebo groups due to ongoing analyses. In OLE, fraction of Acoramidis only patients continuing was n=222 of the n=234 at month 30, and fraction of Placebo+Tafamidis patients that qualify for OLE, given the above collection dates, was n=21 of n=33  A

B Preliminary evidence of amyloid regression on CMR imaging demonstrated in ATTRibute-CM imaging sub-study

	Baseline	Month 30
Placebo Patient	ECV 68%	ECV 78%
Acoramidis Patient	ECV 65%	ECV 58%

Placebo Patient



Extracellular Volume
68%
78%
Baseline
Month 30

CMR ECV Imaging



ECV 68%
ECV 78%
RV
RA
LV
LA
Progression

Increase in ECV (red area) suggesting continued disease progression in placebo patient

Acoramidis Patient



Extracellular Volume
65%
58%
Baseline
Month 30

CMR ECV Imaging



ECV 65%
ECV 58%
RV
RA
LV
LA
Regression

Decrease in ECV (red area) suggesting disease regression in acoramidis treated patient

ECV = Extracellular volume, an imaging correlate of amyloid deposition
Source: Preliminary sample of ATTRibute-CM CMR imaging

Note: Preliminary analyses / work in progress. Comprehensive analysis to come in 2024.

12

 We have hired a commercial team with strong CV experience and existing relationships with COEs  Undiagnosed patients and unmet need with currently approved medications fuels future market growth   We are building a customer facing team that is sized to effectively maximize the opportunity  Sources: Data on file*COEs = Centers of Excellence   Current tafamidis prescribers are made up mostly of cardiologists  Prescriber Pool Evolution  The TAF prescriber base has been growing at 30-50% annually  30-50%  ~20%  Tafamidis Prescriber Pool  ATTR-CM prescriber market is concentrated  <100 US COEs* hold significant influence with prescribers & communicate overall product value  State of Market  Future State  How we will win / how we will capitalize on this opportunity  Precision targeting along with a dedicated and experienced commercial team will lead to an optimal global launch      

 Backbone of Therapy  Additional analyses from ATTRibute-CM  Generate new evidence to support diagnosis and treatment  Continued Evidence Generation  Access & Affordability  Ensure broad and sustained access and affordability  Design best-in-class patient and provider support  Reinforce benefits of near-complete stabilization  Differentiate from partial stabilizers and partial knockdowns  Commercial strategy and go-to-market plans in place to establish acoramidis as the backbone of ATTR-CM treatment upon launch in 2024              Dedicated Focus  Dedicated commercial and field-based team with singular focus on serving patients with ATTR-CM  

Independent market research estimates 25-40% market share for acoramidis in a future 4-product market



Acoramidis Estimated Market Share as % of Future 4-Product Market
Method 1
US Cardiologist Research
N=184
27-40%
Method 2
EU Cardiologist Research
N=25
25-30%
Method 3
US Cardiologist Research
N = 100
25-29%
Range
25-40%
20
25
30
35
40
45

Acoramidis is poised to command significant market share regardless of potential positive knockdown data in 2024.

Source: Market Research

15

 Cardiovascular markets are dominated by orally administered products  Source: Evaluate Pharma  Percentage of cardiovascular sales by route of administration (%)  2013  2014  2015  2016  2017  2018  2019  2020  2021  90%  10%  90%  10%  89%  11%  88%  2012  87%  13%  87%  13%  87%  13%  87%  13%  87%  13%  87%  13%  2022  85%  15%  12%  Oral  Non-Oral  With oral products dominating 85% of cardiovascular sales in 2022, cardiologistsare best educated and equipped to administer oral therapeutics

 Acoramidis go-to-market strategy in place ahead of anticipated 2024 launch with robust lifecycle plans underway  Detailed Results from ATTRibute-CM  European Society of Cardiology August 2023  American Heart Association November 2023  Submit New Drug Application (NDA) with FDA  November 2023  Submit additional regulatory filings (EMA & others)  2024  Execute lifecycle management   Initiate primary prevention study (ACT-EARLY) and QD Formulation  2024  Additional Clinical Data from ATTRibute-CM  Future medical meetings  Anticipated FDA Approval and Commercial Launch  2H 2024    

We are at the starting line

Focus for today



BridgeBio Business Segments
2024
Commercial development and execution
ATTR-CM
Late-stage development
Achondroplasia, LGMD2i, ADH1, CAH – all $1bn+ markets
Research & early development
10+ ongoing programs

- We are building a next generation integrated biotech that serves the 450+ million* genetic disease patients worldwide.
- To make BridgeBio durable, we will:
  - Generate billions of peak year sales from acoramidis
  - Commercialize multiple best or first- in- class compounds
  - Run a highly efficient and productive early-stage research engine

*https://www.ncbi.nlm.nih.gov/pmc/articles/PMC7229282/#bib32

18

Low-dose oral FGFR inhibitor (infigratinib) for achondroplasia

Genetic Driver
FGFR3 gain-of-function

Design Principles
Best-in-class (oral, potential greater efficacy, no hypotensive or injection-site reactions)

Stage
Phase 3

Total addressable market
$5Bn

Notes on status

- Achon Ph3 FPI achieved
- Robust enrollment (ahead of timelines) with LPI expected in 1H24[1] and study completion in 2025
- Hypochon. clinical program to initiate in 2024

Data from Cohort 5 of Phase 2 study of infigratinib presented this year


Cohorts 1-3
Cohort 4
Cohort 5
Existing comparison
1
Mean change from baseline AHV, cm/yr
+0.22
+1.52
+3.38
+1.35²
2
Responder rate, %
34%
64%
83%
~50%³
3
Mean absolute AHV, cm/yr
4.27
4.97
6.90
5.61²

Cohort 5 has demonstrated a well-tolerated safety profile, with:

- 0 severe adverse events
- 0 adverse events assessed as drug-related
- 0 discontinuations due to adverse events
- No accelerated advancement of bone age or worsening of body proportions

[1]PROPEL observational lead in study; [2]Savarirayan 2020; [3]FDA Summary Basis of Approval (imputed from individual waterfall charts)

19

BBP-418 for Limb-Girdle Muscular Dystrophy Type 2I

Genetic Driver

FKRP partial loss-of-function mutation

Stage

Phase 3

Total addressable market

$1Bn+

Design principles

First-in-class disease modifying treatment

Key next steps

- Phase 3 is enrolling rapidly (ahead of projections)
- Completion of enrollment expected 1H24 for interim analysis in 1H25

Long-term data from ongoing Phase 2 study presented at major muscle meetings in 2023[1]

Increase in glycosylated αDG post treatment with BBP-418 (median ± 95% CI)



L276I/L276I homozygous
Other FKRP genotypes
glycosylated αDG levels (% of normal)
doubling of αDG levels with BBP-418 treatment
Baseline
Month 3
Month 6
Month 15
Visit

Median (%)	16.5	39.4	39.7	44.3	5.9	9.5	10.4	25.7
N	8	8	8	6	6	5	6	1

Reduction in mean serum creatine kinase (CK) post treatment with BBP-418



Serum CK (Mean ± SE)
reduction of ≥75% from baseline
serum CK (U/L)
10000
8000
6000
4000
2000
0
reference range
Baseline (N=13)
3 (N=14)
6 (N=14)
9 (N=11)
15 (N=12)
21 (N=12)
Months of BBP-418 Treatment

Cohort 1 Day 1 CK draws taken after functional assessments; all other draws done prior to functional assessment
After Day 90, all subjects received 12 g BID (weight-adjusted)
+ 3 mo = Part 1, 90-day; +6 mo = Part 2, Month 3; + 9 mo = Part 3, Month 3; + 15 mo = Part 3, Month 9; +21 mo = Part 3, Month 15; Reference range for CK is 55–170 units/L for men and 30–135 units/L for women, figure shows reference range from 30–170 units/L

The Phase 3 interim analysis endpoint is change from baseline in glycosylated αDG levels vs. placebo.

Key secondary endpoints include change from baseline in forced vital capacity (FVC) and 100-meter timed test (100mTT).

[1]World Muscle Society presentation, October 2023

20

Encaleret for autosomal dominant hypocalcemia type 1 (ADH1)

Genetic Driver
Gain-of-function variants in the calcium sensing receptor

Stage
Phase 3

Total addressable market
$1Bn+

Design principles
First-in-class disease-modifying treatment

Key next steps
- Enrollment behind schedule owing to slow start-up at key academic investigational sites, but now progressing strongly
- Phase 3 readout expected early-2025

Encaleret has the potential to restore physiologic mineral homeostasis in patients with ADH1

Current Standard of Care (SoC)
% of individuals achieving target blood and urine calcium levels[1]

0%
of participants on SoC at Screening in Phase 2B (N=13)

Encaleret
% of individuals achieving target blood and urine calcium levels[1]

69%
of participants on encaleret at Week 24 in Phase 2B (N=13)

Phase 2B results demonstrated rapid and sustained normalization of serum calcium, urine calcium, and serum PTH in response to encaleret therapy. No serious adverse events were reported with encaleret.[2]

[1]As specified by the primary endpoint of the CALIBRATE Phase 3 Study. [2]Gafni R.I., NEJM, 2023, 389;13 (1245-47).

21

Genetic Driver  Loss of 21-hydroxylase  Design Principle  Best-in-class efficacy (upstream and downstream effects)  Stage  Phase 2  Total addressable market  $2Bn+  Loss of 21-hydroxylase in CAH causes loss of cortisol, and shunting of 17OHP into androgens  BBP-631 for congenital adrenal hyperplasia (CAH)  CRF1 antagonists act here  BBP-631 is designed to restore 21-hydroxylase

 Early data show that BBP-631 is the first therapeutic option enabling classic CAH patients to increase endogenous cortisol production; more follow-up is needed  1.7x  1.7x  5.4x  3.6x  67x  70x  Fold increase in 11-deoxycortisol from baseline to Wk 12  In-clinic cortisol levels measured post-ACTH stim  Pt. 1  Pt. 2  Pt. 3*  Pt. 4  Pt. 5  Pt. 6**  1.5e13 vg/kg  3e13 vg/kg  6e13 vg/kg  Pt. 5  Pt. 6  Baseline  Pt. 5  Pt. 6  Wk 6  Pt. 5  Wk 12  Cortisol units: µg/dL   11-deoxycortisol units: ng/dL    *Wk 12 not available; Wk 18 measurement used instead  ** Pt. 6 only has 6 weeks of in-clinic measurement data available to date  Transgene is active: We are seeing consistent,dose-dependent increases in 11-deoxycortisol…  …Which is translating to early signs of cortisol production for both participants at 6e13 vg/kg  Given the steep dose response seen to date and our bar for transformative data, we have commenced dosing Cohort 4 (1.2e14 vg/kg), with initial data available in Q3 2024

 2024 at a high level  Launch Acoramidis: Establish acoramidis as the backbone of therapy in ATTR-CM  Fully enroll our ongoing Phase 3 trials, and readout Phase 2 in CAH: Complete enrollment for achondroplasia, ADH1, LGMD2I, and make a go/no-go Phase 2 decision on our CAH program  Establish a strong financial position: $560mn of cash and equity investments1 with expected strategic optionality afforded by our diversified portfolio and large late-stage assets   1As of last earnings report 11/2/2023, BridgeBio Ended the third quarter with $522 million in cash, cash equivalents, and short-term restricted cash, and $38 million of investments in equity securities